UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 14, 2011

PILGRIM’S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO		80634-9038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 14, 2011, Pilgrim’s Pride Corporation, a Delaware corporation (the “Company”), issued a press release announcing that it will host an annual meeting of stockholders (the “2011 Annual Meeting”) on Friday, April 29, 2011, at 11 a.m. Eastern Time.  In order for stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to be considered for inclusion in the proxy materials for the 2011 Annual Meeting, they must be received by the Company’s Secretary at the Company’s principal executive offices no later than the close of business on March 4, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)             Exhibits

Exhibit
Number                                Description

99.1	Pilgrim’s Pride Corporation press release dated February 14, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:  February 16, 2011                                                      By: /s/ Gary D. Tucker
Gary D. Tucker
Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number                                Description

99.1	Pilgrim’s Pride Corporation press release dated February 14, 2011.